EATON VANCE INTERNATIONAL EQUITY FUND Supplement to Prospectus dated May 30, 2006

1. Effective immediately, the following replaces the “Fund Fees and Expenses” section under “Fund Summary”:

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of net asset value at time of purchase or redemption)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)*	1.00%	None	1.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)	Class A	Class C	Class I

Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses**	0.64%	0.64%	0.64%
Total Annual Fund Operating Expenses	1.89%	2.64%	1.64%
Less Expense Reimbursement***	(0.39)%	(0.39)%	(0.39)%
Net Annual Fund Operating Expenses	1.50%	2.25%	1.25%

*	For Class A and Class I shares redeemed or exchanged within 90 days of the settlement of purchase.
**	Other Expenses are estimated.
***	The investment adviser and administrator have agreed to limit the Total Annual Fund Operating Expenses of Class A, Class C and Class I to 1.50%, 2.25% and 1.25%, respectively. This expense limitation will continue for at least one year from the date of this prospectus, and could be changed or terminated at any time thereafter.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Class A shares	$719*	$1,022
Class C shares	$328	$ 703
Class I shares	$127*	$ 397

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years

Class A shares	$719	$1,022
Class C shares	$228	$ 703
Class I shares	$127	$ 397

*	Due to the redemption fee, the cost of investing in Class A and Class I shares for one year would be $100 higher for shares redeemed or exchanged within 90 days of the settlement of the purchase.

2. Effective immediately, the following replaces the fourth paragraph under “Investment Objective & Principal Policies and Risks”:

The Portfolio may invest without limit in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities). Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Depositary receipts are considered foreign equity securities for purposes of the Portfolio’s 80% policy. The Portfolio may buy and sell foreign currency forward contracts to hedge its foreign currency exposures, but there is no current intention to do so. Investing in foreign securities may subject the Fund to foreign tax withholding.

June 29, 2006	IEFPS